Leader Capital Short Term High Yield Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX

Leader Capital High Quality Income Fund

Institutional Shares:	LCTIX
Investor Shares: Class A Shares:	LCTRX LCATX

PROSPECTUS

May 17, 2023

Advised by:
Leader Capital Corp.
315 W. Mill Plain Blvd.
Suite 204
Vancouver, WA 98660

1-800-711-9164	www.leadercapital.com

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference. These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT NOTE: As permitted by regulations adopted by the SEC, paper copies of the funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the funds will make the reports available on their website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform the funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds within the fund complex/your financial intermediary.

LEADER CAPITAL SHORT TERM HIGH YIELD BOND FUND SUMMARY

(Formerly, Leader Short Term High Yield Bond Fund)

Investment Objectives:

The primary investment objective of the Leader Capital Short Term High Yield Bond Fund (“High Yield Fund” or the “Fund”) is to deliver a high level of current income,

with a secondary objective of capital appreciation.

Fees and Expenses of the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.50%
Other Expenses	1.53%	1.53%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%
Total Annual Fund Operating Expenses	2.38%	2.88%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$238	$733	$1,254	$2,681
Investor Shares	$288	$882	$1,502	$3,171

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 717.77% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in non-investment grade bonds (also known as “junk bonds” or “high yield bonds”), which the Fund defines as securities rated lower than Baa3 by Moody’s Investors Service, BBB- by Standard & Poor’s Ratings Group, Fitch BBB-, or, if unrated, as determined by the Advisor to be of comparable quality. Fixed-income securities in which the Fund may invest include:

●	foreign and domestic bonds, notes, corporate debt, convertible debt securities, and preferred securities;

●	U.S. and foreign government securities and domestic municipal securities;

●	asset-backed securities (loan and credit backed securities) and STRIPS (Separate Trading of Registered Interest and Principal of Securities, a type of zero-coupon debt instrument); and

●	repurchase agreements.

The Fund’s effective average duration of its portfolio investments will normally be three years or less.

Leader Capital Corp. (the “Advisor”) utilizes a fundamental top-down analysis, meaning it analyzes the economy, interest rate cycles, the supply and demand for credit, and the characteristics of individual securities in making investment selections. The Advisor will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider: (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.

●	High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.

●	Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value because of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

●	Asset-Backed Risk. The default rate on underlying asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.

●	Liquidity Risk. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price which represents current or fair market value.

●	Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Securities subject to these risks may be less liquid than those that are not subject to these risks.

●	Management Risk. The strategy used by the Advisor may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. Your investment in the Fund varies with the effectiveness of the Advisor’s research, analysis, and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

●	Convertible Debt Securities Risk. Convertible debt securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible debt security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible debt security will tend to fluctuate directly with the price of the underlying equity security.

●	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

●	Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate because of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

●	Preferred Security Risk. The value of preferred securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred securities are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

●	Repurchase Agreement Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

●	STRIPS Risk. STRIPS are a type of zero-coupon bond. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that make periodic interest payments. Zero coupon bonds may also respond to changes in interest rates to a greater degree than other fixed income securities with similar maturities and credit quality.

●	Portfolio Turnover Risk. The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. Turnover increased as the Fund made strategic changes to portfolio allocation to take advantage of the changing interest rate landscape and to address an increase in capital share activity. The Fund’s portfolio turnover is expected to be over 100% annually, as the Fund’s holdings are frequently traded.

Performance:

The Fund was reorganized on July 15, 2019, from a series of Northern Lights Fund Trust (the “Predecessor Short Duration Fund”) to a series of Leader Funds Trust (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Short Duration Fund. The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the annual returns of the Predecessor Short Duration Fund’s Investor Class shares performance for each calendar year since the Predecessor Short Duration Fund’s inception, as well as the performance of the Fund’s Investor Class after the Reorganization. Returns for the Fund’s other Classes of shares would be substantially similar because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.leadercapital.com or by calling (800) 711-9164.

Investor Class

Calendar Year Returns as of December 31

Best Quarter:	12/31/2020	15.28%
Worst Quarter:	03/31/2020	(18.67)%

The Fund’s Investor Class shares had a total return of 10.87% during the period January 1, 2022 to June 30, 2022.

Average Annual Total Returns

(For the periods ended December 31, 2021)

	One Year	Five Year	Ten Year
Investor Class Return Before Taxes	1.30%	2.49%	2.12%
Investor Class Return After Taxes on Distributions	0.47%	1.58%	1.23%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	0.78%	1.54%	1.27%
Institutional Class Return Before Taxes	1.79%	2.93%	2.48%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index[1]	0.41%	1.88%	1.43%
[1]	The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by BofA Merrill Lynch. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Investor Class shares, and after-tax returns for other classes will vary.

Investment Advisor: Leader Capital Corp. is the Fund’s investment advisor.

Investment Advisor Portfolio Manager: John E. Lekas, founder of Leader Capital Corp., has been the Fund’s portfolio manager since it commenced operations in July 2005.

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for an account is $100,000. There is no minimum for subsequent investments. For Investor Class shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

LEADER CAPITAL HIGH QUALITY INCOME FUND SUMMARY

(Formerly, Leader High Quality Floating Rate Fund)

Investment Objective:

The investment objective of the Leader Capital High Quality Income Fund (the “High Quality Fund” or the “Fund”) is to deliver a high level of current income,

with a secondary objective of capital appreciation.

Fees and Expenses of the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these sales charge discounts and other discounts is available from your financial professional and in the section How to Purchase Shares of the Fund’s Prospectus and in the section Purchase, Redemption and Pricing of Shares of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.00%
Maximum Deferred Sales Charge (Load)	None	None	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.38%	0.25%
Other Expenses	1.29%	1.30%	1.30%
Acquired Fund Fees and Expenses(2)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	2.02%	2.41%	2.28%
(1)	The 1.00% maximum deferred sales charge may be accessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$202	$624	$1,072	$2,314
Investor Shares	$241	$742	$1,269	$2,711
Class A Shares	$720	$1,177	$1,659	$2,985

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 855.36%% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any amount of borrowings for investment purposes, in high-quality income-producing debt securities. For the purposes of the Fund’s 80% investment policy, the Fund defines high-quality as being rated at the time of purchase as no lower than the A category by Standard & Poor’s Ratings Group, Moody’s Investors Service, or Fitch Ratings, Inc. The debt securities in which the Fund invests include the following U.S. dollar-denominated domestic and foreign securities:

●	bonds and corporate debt;
●	agency and non-agency commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”);
●	collateralized loan obligations (“CLOs”) that are backed by domestic and foreign debt obligations;
●	collateralized debt obligations (“CDOs”) that are backed by domestic and foreign debt obligations; and
●	U.S. government securities.

The Fund normally invests in debt securities with an interest rate that resets quarterly based London Inter-Bank Offered Rate (“LIBOR”) or indexes designed to replace LIBOR such as the Secured Overnight Financing Rate (“SOFR”), Effective Federal Funds Rate (“EFFR”), or Overnight Bank Fund Rate (“OBFR”). The Fund allocates assets across debt security types without restriction, subject to its 80% investment policy.

The Fund invests without restriction as to the maturity of any single debt security and its portfolio average effective duration (a measure of a security’s sensitivity to changes in prevailing interest rates). Generally, the Fund’s average effective duration will be 75% to 125% of the three-year average effective duration of the Morningstar® Core Bond Index, although the Fund’s average effective duration will change depending on market conditions and could be up to 15 years depending on prevailing interest rates. The Fund uses effective duration to measure the sensitivity of a debt security’s price to changes in interest rates. The longer a debt security’s duration, the more sensitive it will be to changes in interest rates. For example, when the level of interest rates increases by 1.00%, the price of a debt security or a portfolio of such securities having a duration of 5 years will decrease by about 5.00%. Conversely, when interest rates decrease by 1.00%, the price of a debt security or a portfolio of such securities having a duration of 5 years generally will increase by about 5.00%.

CMBS, RMBS, CLOs, and CDOs are single-purpose investment vehicles that hold baskets of loans and issue securities that are paid from the cash flows of the underlying loans. Normally, CMBS, RMBS, CLOs, and CDOs have multiple tranches with investors in the bottom tranches having last priority to receive payment. By investing in A-rated or better debt tranches, the Fund will not be less than third in priority for payment. Loans and loan participations may be unsecured, which means that they are not collateralized by any specific assets of the borrower. The Fund allocates assets across security types without restriction, subject to its 80% investment policy.

The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections for the Fund. The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, its credit rating is downgraded (including, as described above, sales required when a security is downgraded to below an A-rating) or when other investment opportunities exist that may have more attractive yields. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Fund will focus investment in the shorter-term area of the eligible maturity range.

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.

●	Loan and Loan Participation Risk. The secondary market for loans and loan participations is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans and loan participations are generally subject to contractual restrictions that must be satisfied before a loan or loan participations can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and loan participations and may negatively impact the transaction price. It may take longer than seven days for transactions in loans and loan participations to settle. The Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. Loan participations are indirectly subject to default risk of the bank granting the participation. Such a default will likely delay the Fund’s access to the cash flows from underlying loan. Loans and loan participations may be unsecured which means that they are not collateralized by any specific assets of the borrower.

●	Mortgage-Backed and Asset-Backed Securities Risk. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities held by the Fund can prepay principal due on these securities, particularly during periods of declining interest rates.

CLO and CDO Risk. Investments in CLO and CDO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs and CDOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO or CDO, respectively, in which the Fund invests. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO or CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs and CDOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs and CDOs also carry risks including, but not limited to, interest rate risk and credit risk. The senior tranches of certain CLOs and CDOs in which the Fund invests may be concentrated in a limited number of industries or borrowers, which may subject those CLOs and CDOs, and in turn the Fund, to the risk of significant loss if there is a downturn in a particular industry in which the CLO or CDO is concentrated.

●	Credit Risk. Issuers may not make interest and principal payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and lower liquidity making it difficult for the Fund to sell the security.

●	Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. However, the interest rates on variable-rate securities, as well as certain securities whose interest rates are reset only periodically, can fluctuate in value because of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

●	Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. The withdrawal of the United Kingdom from the European Union (so-called Brexit) may create greater economic uncertainty for European debt issuers and negatively impact their credit quality. Securities subject to these risks may be less liquid than those that are not subject to these risks.

●	Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

●	Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

●	Portfolio Turnover Risk. The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Turnover increased as the Fund made strategic changes to portfolio allocation to take advantage of the changing interest rate landscape and to address an increase in capital share activity. The Fund’s portfolio turnover is expected to be over 100% annually, as the Fund’s holdings are frequently traded.

●	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

●	Liquidity Risk. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price which represents current or fair market value.

●	Management Risk. The Advisor’s judgments about the attractiveness, value, and potential appreciation of particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Performance:

The Fund was reorganized on July 15, 2019, from a series of Northern Lights Fund Trust (the “Predecessor Fund”) to a series of Leader Funds Trust (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the annual returns of the Predecessor Fund’s Investor Class shares performance for each calendar year since the Predecessor Fund’s inception, as well as the performance of the Fund’s Investor Class shares after the Reorganization. Returns for the Fund’s other Classes of shares would be substantially similar because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The performance table compares the performance of the Fund’s shares over time to the performance of the ICE BofA 1-3 Year US Corporate/Government Bond Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.leadercapital.com or by calling (800) 711-9164.

Investor Class

Calendar Year Returns as of December 31

Best Quarter:	12/31/2020	13.38%
Worst Quarter:	3/31/2020	(13.92)%

The Fund’s Investor Class shares had a total return of 2.22% during the period January 1, 2022 to June 30, 2022.

Average Annual Total Returns

(For the periods ended December 31, 2021)

	One Year	Five Years	Ten Years
Investor Class Return Before Taxes	1.99%	4.81%	3.94%
Investor Class Return After Taxes on Distributions	1.28%	3.99%	2.91%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	1.17%	3.39%	2.67%
Institutional Class Return Before Taxes	2.41%	5.24%	4.39%
Class A Return Before Taxes[1]	N/A	N/A	N/A
ICE BofA 1-3 Year US Corporate/Government Bond Index[2]	0.41%	1.88%	1.43%
IC BofA U.S. Treasury Bill Index[3]	0.05%	1.16%	0.65%
Morningstar Ultra-Short Category Fund Average[4]	0.31%	1.56%	1.21%
(1)	The Fund’s Class A shares inception date was May 17, 2023.

(2)	The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by BofA Merrill Lynch. The index does not reflect the deduction of fees, expenses, or taxes that mutual fund investors bear. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(3)	The ICE BofA U.S. Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

(4)	Ultrashort-bond portfolios within the Morningstar Ultra-Short Category invest primarily in investment-grade U.S. fixed-income issues and have durations typically of less than one year. This category can include corporate or government ultrashort bond portfolios, but it excludes international, convertible, multisector, and high-yield bond portfolios. Because of their focus on bonds with very short durations, these portfolios offer minimal interest-rate sensitivity and therefore low risk and total return potential. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Ultrashort is defined as 25% of the three-year average effective duration of the MCBI

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Investor Class shares, and after-tax returns for other classes will vary.

Investment Advisor: Leader Capital Corp. is the Fund’s investment adviser.

Investment Advisor Portfolio Managers: John E. Lekas, founder of Leader Capital Corp., has been the Fund’s portfolio manager since it commenced operations in July 2010.

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $100,000. There is no minimum for subsequent investments. For Investor Class and Class A shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The primary investment objective of the Leader Capital Short Term High Yield Bond Fund (the “High Yield Fund”) (formerly the Leader Short Term High Yield Bond Fund) is to deliver a high level of current income, with a secondary objective of capital appreciation.

The investment objective of the Leader Capital High Quality Income Fund (the “High Quality Fund”) (formerly the Leader High Quality Floating Rate Fund) is to deliver a high level of current income, with a secondary objective of capital appreciation.

The respective investment objectives and 80% investment policy of the Funds may be changed without the approval of shareholders upon 60 days’ written notice to the shareholders.

Principal Investment Strategies:

High Yield Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in non-investment grade bonds (also known as “junk bonds” or “high yield”), which the Fund defines as securities rated lower than Baa3 by Moody’s Investors Service BBB- by Standard & Poor’s Ratings Group, or, if unrated, as determined by the Advisor to be of comparable quality. Fixed income securities in which the Fund may invest include:

●	foreign and domestic bonds, notes, corporate debt, convertible debt securities, preferred securities;

●	U.S. and foreign government securities and domestic municipal securities;

●	asset-backed securities (loan and credit backed securities) and STRIPS (Separate Trading of Registered Interest and Principal of Securities, a type of zero-coupon debt instrument); and

●	repurchase agreements.

The Fund’s effective average duration of its portfolio investments will normally be three years or less.

The Fund may invest in foreign fixed income securities of any quality that are denominated in foreign currencies. The Fund defines emerging market issuers as those found outside of North America, Europe, Japan, Australia, and New Zealand. The Fund may use options and credit default swaps to manage investment risk. The Fund may invest in cash or cash equivalents to avoid realizing gains and losses from selling investments when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objectives when holding a significant cash position.

Leader Capital Corp. (the “Advisor”) utilizes a fundamental top-down analysis, meaning it analyzes the economy, interest rate cycles, the supply and demand for credit, and the characteristics of individual securities in making investment selections. The Advisor will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider: (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

High Quality Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any amount of borrowings for investment purposes, in high-quality debt securities. For the purposes of the Fund’s 80% investment policy, the Fund defines the following U.S. dollar-denominated domestic and foreign securities as high-quality debt securities:

●	bonds and corporate debt;
●	bank loans and bank loan participations;
●	agency and non-agency commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”);
●	collateralized loan obligations (“CLOs”) that are backed by domestic and foreign debt obligations;
●	collateralized debt obligations (“CDOs”) that are backed by domestic and foreign debt obligations; and
●	U.S. government securities.

The Fund normally invests in debt securities with an interest rate that resets quarterly based on the London Inter-Bank Offered Rate (“LIBOR”) or indexes designed to replace LIBOR such as the Secured Overnight Financing Rate (“SOFR”), Effective Federal Funds Rate (“EFFR”), or Overnight Bank Fund Rate (“OBFR”). The Fund allocates assets across debt security types without restriction, subject to its 80% investment policy. The Fund’s investments in foreign issuers may include issuers from emerging markets. The Fund defines emerging market issuers as those found outside of North America, Europe, Japan, Australia, and New Zealand.

The Fund invests without restriction as to the maturity of any single debt security and its portfolio average effective duration (a measure of a security’s sensitivity to changes in prevailing interest rates). Generally, the Fund’s average effective duration will be 75% to 125% of the three-year average effective duration of the Morningstar Core Bond Index, although the Fund’s average effective duration will change depending on market conditions and could be up to 15 years depending on prevailing interest rates. The Fund may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The Fund uses effective duration to measure interest rate risk. The Fund defines the effective duration of a security as the time remaining to its next interest rate reset. The Fund defines high-quality as being rated at the time of purchase as no lower than the A category by Standard & Poor’s Ratings Group, Moody’s Investors Service, or Fitch Ratings, Inc.

The Fund uses effective duration to measure the sensitivity of a debt security’s price to changes in interest rates. The longer a debt security’s duration, the more sensitive it will be to changes in interest rates. For example, when the level of interest rates increases by 1.00%, the price of a debt security or a portfolio of such securities having a duration of 5 years will decrease by about 5.00%. Conversely, when interest rates decrease by 1.00%, the price of a debt security or a portfolio of such securities having a duration of 5 years generally will increase by about 5.00%.

CMBS, RMBS, CLOs, and CDOs are single-purpose investment vehicles that hold baskets of loans and issue securities that are paid from the cash flows of the underlying loans. Investors purchase a particular class of securities called a tranche (a French word for slice). The tranches receive payments from the principal and interest payments made by underlying borrowers in accordance with the rank of the tranche. Normally, CMBS, RMBS, CLOs, and CDOs have multiple tranches with investors in the bottom tranches having last priority to receive payment. By investing in A-rated or better debt tranches, the Fund will not be less than third in priority for payment. Loans and loan participations may be unsecured, which means that they are not collateralized by any specific assets of the borrower. The Fund allocates assets across security types without restriction, subject to its 80% investment policy. The Fund does not purchase debt securities with subordinate underlying loans or debt obligations.

The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections for the Fund. The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, its credit rating is downgraded (including, as described above, sales required when a security is downgraded to below an A-rating) or when other investment opportunities exist that may have more attractive yields. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Fund will focus investment in the shorter-term area of the eligible maturity range.

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

Principal Investment Risks:

High Yield Fund

●	High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price. The ability of governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its government’s revenues. Therefore, government bonds can present a significant risk. Governments may also repudiate their debts despite their ability to pay. The Fund’s ability to recover from a defaulting government is limited because that same government may block access to court-mandated legal remedies or other means of recovery.

●	Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. However, the interest rates on variable-rate securities, as well as certain securities whose interest rates are reset only periodically, can fluctuate in value because of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

○	Variable and Floating Rate Securities Risk. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, variable, and floating rate securities will not generally rise in value if market interest rates decline. Variable and floating rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period.

●	Asset-Backed Risk. The default rate on underlying asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.

●	Liquidity Risk. Liquidity risk is the risk that a security cannot be sold or replaced quickly at or very close to its market value. The Fund’s ability to sell a position in a security prior to maturity depends, in part, on the existence of a liquid secondary market for such a security. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price which represents current or fair market value.

●	Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Securities subject to these risks may be less liquid than those that are not subject to these risks.

○	Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

○	Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

○	Foreign Government Securities Risk. The ability of governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its government’s revenues. Therefore, government bonds can present a significant risk. Governments may also repudiate their debts despite their ability to pay. The Fund’s ability to recover from a defaulting government is limited because that same government may block access to court-mandated legal remedies or other means of recovery.

●	Management Risk. The strategy used by the Advisor may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. Your investment in the Fund varies with the effectiveness of the Advisor’s research, analysis, and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

●	Convertible Debt Securities Risk. Convertible debt securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible debt security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

●	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

●	Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate because of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

●	Preferred Security Risk. The value of preferred securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred securities are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

●	Repurchase Agreement Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

●	STRIPS Risk. STRIPS are a type of zero-coupon bond. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that make periodic interest payments. Zero coupon bonds may also respond to changes in interest rates to a greater degree than other fixed income securities with similar maturities and credit quality.

●	Portfolio Turnover Risk. The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. Turnover increased as the Fund made strategic changes to portfolio allocation to take advantage of the changing interest rate landscape and to address an increase in capital share activity. The Fund’s portfolio turnover is expected to be over 100% annually, as the Fund’s holdings are frequently traded.

High Quality Fund

●	Loan and Loan Participation Risk. The secondary market for loans and loan participations is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans and loan participations are generally subject to contractual restrictions that must be satisfied before a loan or loan participations can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and loan participations and may negatively impact the transaction price. It may take longer than seven days for transactions in loans and loan participations to settle. The Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. Loan participations are indirectly subject to default risk of the bank granting the participation. Such a default will likely delay the Fund’s access to the cash flows from underlying loan. Loans and loan participations may be unsecured which means that they are not collateralized by any specific assets of the borrower.

●	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-Backed (“MBS”) and asset-backed securities (“ABS”) are subject to certain additional risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk. ABS are also subject to maturity risk, although to a much smaller degree.

●	CLO and CDO Risk. CLOs and CDOs are securities backed by an underlying portfolio of loan and debt obligations, respectively. CLOs and CDOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO and CDO securities as a class. Investments in CLO and CDO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations.

The risks of investing in CLOs and CDOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO or CDO, respectively, in which the Fund invests. The tranches in a CLO or CDO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO or CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs and CDOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs and CDOs also carry risks including, but not limited to, interest rate risk and credit risk.

Investments in CLOs and CDOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs and CDOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO and CDO investments may be an indication of future realized losses.

The senior tranches of certain CLOs and CDOs in which the Fund invests may be concentrated in a limited number of industries or borrowers, which may subject those CLOs and CDOs, and in turn the Fund, to the risk of significant loss if there is a downturn in a particular industry in which the CLO or CDO is concentrated.

The application of risk retention rules to CLOs and CDOs may affect the overall CLO and CDO market, resulting in fewer investment opportunities for the Fund.

●	Credit Risk. There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

●	Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value because of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

Foreign Risk. The Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. Issuers. The value of foreign currency denominated securities or foreign currency contracts is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors that are not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. The withdrawal of the United Kingdom from the European Union (so-called Brexit) may create greater economic uncertainty for European debt issuers and negatively impact their credit quality.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing, and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

●	Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

●	Currency Risk. Foreign currency investing through non-U.S. dollar denominated investments involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

●	Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. Turnover increased as the Fund made strategic changes to portfolio allocation to take advantage of the changing interest rate landscape and to address an increase in capital share activity.

●	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

●	Liquidity Risk. Liquidity risk is the risk that a security cannot be sold or replaced quickly at or very close to its market value. The Fund’s ability to sell a position in a security prior to maturity depends, in part, on the existence of a liquid secondary market for such a security. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price which represents current or fair market value.

●	Management Risk. The Advisor’s judgments about the attractiveness, value, and potential appreciation of particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Infectious Disease Risk. The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement, and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs, and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to less established healthcare systems, governments, and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.

Direct Loans: As permitted by the fundamental investment policies and federal securities laws, the High Quality Fund may make direct loans to commercial borrowers including senior secured loans, second lien or subordinated loans, and other types of secured and unsecured loans. A loan made by a Fund can include fixed, floating, or variable rates. Direct loans are not rated by any rating agency and will not be registered with the SEC or any state securities commission or listed on a national securities exchange. If these loans were rated, they would likely be rated as below investment grade quality, often referred to as “junk” loans.

Direct loans typically consist of short, intermediate- to long-term borrowings by companies that are originated directly by lenders without the traditional intermediary role of a bank or broker. Traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies.

Direct loans are commonly structured to include fixed payment schedules and extensive contractual rights and remedies. Direct loans generally pay interest on a monthly or quarterly basis, typically with maturities between three and seven years. Direct loans are priced primarily on a floating rate basis, with interest rates calculated based on a fixed interest rate spread over a specified base rate. Consequently, the total rate of interest typically is variable, floating up or down with the specified base rate. Relative to the interest spreads on liquid credit asset classes (such as bank loans), the interest spread on direct loans is generally higher, reflecting their lack of liquidity, non-rated status, and level of credit risk equivalent to or greater than that of junk loans and bonds. Direct loan pricing is influenced by several factors, including the borrower’s size, whether the borrower is private equity-backed, the position of the loan in the capital structure, and general market conditions.

Direct loans are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The Advisor does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Direct loans often are collateralized by a security interest against some or all the borrower’s tangible and intangible assets, although some direct loans are unsecured. Examples of the types of secured loans include first lien and second lien. A lender in a first lien senior secured loan will have a first priority secured claim on all tangible and intangible assets of the borrower, including the proceeds of any sale of assets, should the borrower default on its obligations under such first lien senior secured loan. Such claim would rank senior in the capital structure of the borrower ahead of the claims of all junior, subordinated and/or unsecured creditors. First lien senior secured loans typically do not include equity co-investments, warrants, or payment-in-kind, or “PIK”, payment terms. However, securities ranking more junior in a borrower’s capital structure may include some or all these attributes.

Any equity co-investments, warrants, or PIK instruments held may include certain risks that are not applicable to more senior types of securities. These risks include the possibility of being unsecured with respect to a claim on such investments if the portfolio company were to go bankrupt or being paid less (or a complete loss of capital) upon such bankruptcy than otherwise would have been paid had such investment been in the form of a senior loan.

A potential additional component of return on direct loans is upfront or closing fees. These yield enhancements could also come in the form of a discount to the purchase price. When in discount form, this component is a form of deferred income that will be realized over time or upon final repayment of the loan. Such upfront fees, original issue discount, or closing fees serve to enhance the return on the investment.

In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments are subject to other risks. Although a loan obligation may be fully collateralized at the time of issuance or acquisition, the collateral may decline in value or lose liquidity. Many loan-related investments are subject to legal or contractual restrictions on resale and are illiquid and difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan-related investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal or interest; may be subject to greater delays, expenses, and risks in obtaining loan payments; and will be regarded as the creditor of the borrower, subjecting the Fund to the creditworthiness of that borrower. Lenders, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. Since these loan-related investments are generally illiquid, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, which means they have the additional risks that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Temporary Investments: To respond to adverse market, economic, political, or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities, cash-like securities, and cash. Short-term debt securities and cash-like securities include shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, and repurchase agreements. While a Fund is in a defensive position, it may not achieve its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (the “SAI”). Each Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end of such period on its website at www.leadercapital.com. Each Fund’s portfolio holdings will remain available on its website at least until the next quarterly update. Shareholders may request portfolio holdings schedules at no charge by calling 1-800-711-9164.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of a Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties.
In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Advisor: Leader Capital Corp., 315 W. Mill Plain Blvd., Suite 204, Vancouver, WA 98660, serves as investment advisor to all Funds. John E. Lekas is the President of the Advisor, which he founded in 1997. The Advisor implements each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies. As of May 31, 2022, the Advisor had approximately $56.5 million in assets under management.

Pursuant to an advisory agreement between the Leader Funds Trust (the “Trust”), on behalf of the Funds, and Leader Capital Corp., the Advisor is entitled to receive, monthly, an annual advisory fee equal to 0.75% on the first $1.25 billion of the average daily net assets and then 0.70% on assets greater than $1.25 billion of the High Yield Fund, and 0.65% of the average daily net assets of the High Quality Fund. For the fiscal year ended May 31, 2022, the High Yield Fund paid an investment advisory fee to the Advisor at an annual rate of 0.75% the average daily net assets of the High Yield Fund. For the fiscal year ended May 31, 2022, the High Quality Fund paid an investment advisory fee to the Advisor at an annual rate of 0.65% the average daily net assets of the High Quality Fund.

The Advisor (not the Fund) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the advisory agreements for High Yield Fund and High Quality Fund is included in the annual report dated May 31, 2022.

Investment Advisor Portfolio Manager: John E. Lekas serves as the portfolio manager and is responsible for the investment decisions of each Fund. Mr. Lekas has been responsible for managing each Predecessor Fund’s portfolio since such Fund’s inception. He has 20 years’ experience as an investment professional. Prior to founding the Advisor in 1997, Mr. Lekas served as a portfolio manager at Smith Barney where he focused on discretionary management of bond portfolios worth over $200 million. He received a bachelor’s degree in finance from the University of Oregon.

The Funds’ SAI provides information about Mr. Lekas’ compensation structure, other accounts managed by him and his ownership interests in shares of the Funds.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of each Fund’s shares outstanding ((asset - liabilities) / number of shares = NAV) attributable to each share class. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV includes the expenses and fees of each Fund, including investment advisory, administration, and any distribution fees, which are accrued daily. The determination of NAV of each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation on the primary exchange, or if there has been no sale on such day, the mean between the current bid and ask prices on such exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost. Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

If market quotations are not readily available or deemed unreliable for a security, or if a security’s value may have been significantly affected by events occurring after the close of the market on which the security principally trades but before a Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a fair market value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While a Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The SEC recently adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. The rule became effective on September 8, 2022. Under the new rule a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board’s designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Advisor’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Committee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Advisor with respect to services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Redemptions and Pricing of Fund Shares – Calculation of Share Price in the SAI.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. Although not part of the Advisor’s principal investment strategy, since each Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares. In computing the NAV of each Fund, the Advisor values foreign securities held by each Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Valuation Procedures. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

The High Yield Fund offers two classes of shares—Institutional and Investor, while the High Quality Fund offers three classes of shares: Institutional, Investor, and Class A. The main difference between the share classes are the minimum investment, ongoing fees, and sales charges. Investor Class and Class A shares, pay an annual fee of up to 0.50% for distribution expenses pursuant to a plan under Rule 12b-1, and Institutional Class shares do not pay such fees. All share classes may not be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value (“NAV”) per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The High Quality Fund reserves the right to waive sales charges. The following sales charges apply to your purchases of Class A shares of the High Quality Fund:

Amount Invested	Sales Charge as a % of Offering Price
Less than $50,000	4.00%
$50,000 but less than $100,000	3.75%
$100,000 but less than $250,000	2.75%
$250,000 but less than $1,000,000	1.75%
$1,000,000 or more	None(1)
(1)	For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 18 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value at the time of sale, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

●	reinvesting dividends or distributions;

●	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

●	exchanging an investment in Class A Shares of another fund for an investment in the Fund;

●	a current or former director or trustee of the Fund;

●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Fund’s advisor or its affiliates or of a broker-dealer authorized to sell shares of the fund;

●	participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor;

●	purchasing shares through the Fund’s investment adviser; or

●	purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Contingent deferred sales charges. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers. To receive a reduction in your Class A initial sales charge, you must notify financial professional or the Funds’ transfer agent at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or the Funds’ transfer agent know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. To determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or the Funds’ transfer agent with information and records (including account statements) of all relevant accounts invested in the Funds. You may need to invest directly through the Funds’ transfer agent to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of the Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers from the SAI or from your financial professional.

Reducing your Class A initial sales charge. Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all your investments in the Funds to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their Leader Capital Fund investments to reduce Class A sales charges. The following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

●	individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

●	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

●	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

●	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

●	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in the Funds.

Letter of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the High Quality Fund, with a minimum of $50,000, over 13 months. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the High Quality Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 months, the High Quality Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Right of Accumulation: For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the High Quality Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify your financial advisor or the Funds’ transfer agent, at the time of your purchase. You will need to give your financial advisor or the Funds’ transfer agent your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Further information regarding the High Quality Fund’s sales charges, breakpoints and waivers is available free of charge upon request. Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Right of reinvestment If you notify the Funds’ transfer agent prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other fund in the complex, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A shares will be credited to your account.

Proceeds will be reinvested at the next calculated net asset value after your request is received by the Funds’ transfer agent, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals, and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers. The contingent deferred sales charge on Class A shares will be waived in the following cases:

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

●	tax-free returns of excess contributions to IRAs;

●	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

●	in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Funds’ transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after the Funds’ transfer agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

●	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

●	shares redeemed at the discretion of the Funds’ transfer agent for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

●	the following types of transactions, if they do not exceed 12% of the value of an account annually:

—	required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

—	redemptions through an automatic withdrawal plan (“AWP”), if available. For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on the High Quality Fund Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the SAI.

To have your Class A contingent deferred sales charge waived, you must inform your financial professional or the Funds’ transfer agent at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers. Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where Fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing.

For accounts held with the fund’s transfer agent, purchases of shares through 529 waived RMD reinvestments are not subject to sales charges. If you have any questions, ask your financial professional whether Class A shares purchased through these policies are available without a sales charge.

In addition, any contingent deferred sales change paid on Class A share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the sales charge on Class A shares will be granted for transactions requested by financial intermediaries as a result of pending or anticipated regulatory matters that require investor accounts to be moved to a different share class.

Moving between accounts. Leader Fund Trust investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Investor Class Shares: Investor Class Shares of each Fund are sold at NAV without an initial sales charge. Investor Class shares pay up to 0.50% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges.

Institutional Shares: Institutional Shares are sold without any initial sales charge to the following:

1)	Accounts for which the Advisor or any of its affiliates act as fiduciary, agent, investment Advisor or custodian and clients of the Advisor’s affiliates.

2)	Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $10,000 that have received authorization from the Advisor.

3)	Advisory clients of a registered investment advisor with a fee-based asset management account.

4)	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Advisor.

For these purposes, “immediate family” is defined to include a person’s spouse, parents, and children. The initial investment minimum may be waived for persons affiliated with the Advisor and its affiliated entities.

All share classes may not be available for purchase in every state.

Voluntary Conversion: Shareholders may be able to convert shares into Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor for this purpose. Investor Class and Class A shares may be converted under certain circumstances. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries. If shares of a Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares than originally owned, depending on that day’s NAVs.

Minimum and Additional Investment Amounts: For Institutional Class shares, the minimum initial investment amount for an account is $100,000. There is no minimum for subsequent investments. For the High Yield Fund and High Quality Fund Investor Class and Class A shares, the minimum initial investment amount for all accounts is $2,500 and the minimum subsequent investment is $100. The minimum initial investment for each share class may be waived for clients of the Funds’ Advisor and accounts related to such Advisor clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary or retirement account. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail:

Leader Capital Short Term High Yield Bond Fund

Leader Capital High Quality Income Fund

c/o Gryphon Fund Group, LLC

3900 Park East Drive

Beachwood, Ohio 44122

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Please note that you cannot use ACH for your initial purchase. As noted below, an initial purchase can only be done by writing a check payable to the applicable Fund.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at
1-800-711-9164 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds using electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account for the High Yield Fund. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account for the High Quality Fund. Please contact the Funds at 1-800-711-9164 for more information about the Funds’ Automatic Investment Plan.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Funds or their designated financial intermediaries receive your application or request in good order. Orders for shares received by a Fund in good order before the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund and share class;

●     the dollar amount of shares to be purchased;

●     a completed purchase application or investment stub; and

●     check payable to the “Leader Capital Short Term High Yield Bond Fund” or “Leader Capital High Quality Income Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-800-711-9164 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gryphon Fund Group, LLC, the Funds’ transfer agent, (the “Transfer Agent”) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:
Leader Capital Short Term High Yield Bond Fund Leader Capital High Quality Income Fund c/o Gryphon Fund Group, LLC 3900 Park East Drive Beachwood, Ohio 44122

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-711-9164. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone. You may redeem shares telephonically up to $100,000.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Based on market activity and call volumes, you may encounter longer than usual wait times. In order to receive the current trading day’s NAV for your trade, the request must be received prior to market close. Please allow sufficient time to ensure you are able to submit your transaction request.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000 for Investor Class or Class A shares or $100,000 for Institutional Class shares, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund using electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-800-711-9164 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling Fund assets.

In addition to paying redemption proceeds in cash, shareholders may request a redemption in-kind (redeeming shares for securities rather than cash). Redemptions in-kind will be made if the Advisor deems it advisable for the benefit of all shareholders or the request does not disadvantage any other shareholders. A redemption in-kind must comply with the Fund’s policies and procedures and will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Portfolio uses to compute its NAV. Redemptions in-kind are subject to federal income tax in the same manner as redemptions paid in cash.

Under normal market conditions, redemption in-kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Certain securities may be valued using estimated prices from one of the Funds’ approved pricing agents.

Shareholders that request a redemption in kind should be aware that they will bear the market risks associated with maintaining or selling the securities that are redeemed in-kind. In addition, when the shareholder sells these securities, it may pay taxes and brokerage charges associated with the sale.

Finally, each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund. The securities will be valued using the same procedures as used in calculating the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●     The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●     the request must identify your account number;

●     the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●     if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Exchanging Shares: Shares of a Fund may be exchanged without payment of any exchange fee for shares of the other Fund of the same class at their respective net asset values, given that the accounts have the same registration. Minimums to establish or subsequent purchase minimums apply.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds’ Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund and the transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges. The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers.” Market timers are investors who repeatedly make exchanges within a short period. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve-month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances, wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund,

●	you request that a redemption be mailed to an address other than that on record with the Fund,

●	the proceeds of a requested redemption exceed $100,000,

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below $2,500 for Investor Class or Class A shares or $100,000 for Institutional Class shares, the Fund may notify you that, unless the account is brought up to the applicable minimum within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the applicable minimum due to a decline in NAV.

It may take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, and proceeds from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”;

●	reject or limit specific purchase requests; and

●	reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you will generally realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The High Yield Fund will declare and pay its income from dividends, interest, and other payments *(collectively, ordinary investment income”) monthly. The High Quality Fund will declare its ordinary investment income daily and pay it monthly. Each Fund intends to distribute all or substantially all of its short and long-term net capital gains annually, at such time as the Board determines in its sole discretion. Both ordinary investment income and capital gain distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from ordinary investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Each year each Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, will generally result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the tax basis (generally the cost) of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption, or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Cost Basis Reporting. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor: Vigilant Distributors, LLC, (the “Distributor”) located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, serves as distributor of the shares of each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Investor Class and Class A shares (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act, which allows a Fund to pay its distributor an annual fee for distribution and shareholder servicing expenses up to 0.50% of the Fund’s average daily net assets attributable to Investor Class and Class A shares.

The Funds’ Distributor and other entities are paid pursuant to the Plans, for distribution and shareholder servicing provided and the expenses borne by the Distributor and others in the distribution of Investor Class and Class A shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you had your shares for a substantial period, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Funds’ Distributor, its affiliates, and the Fund’s Advisor and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Advisor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, only one copy of the prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-711-9164 on days the Fund is open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each Fund for the fiscal years 2018-2021 has been derived from the financial statements audited by the prior auditors. For the fiscal year ended May 31, 2022, Sanville & Company audited each Fund’s financial statements, and its report, along with the Funds’ financial statements, are included in the Funds’ annual report dated May 31, 2022, which is available upon request. Financial highlights for Class A shares are not available for the fiscal year ended May 31, 2022, because the shares’ inception date was May 17, 2023.

Leader Capital Short Term High Yield Bond Fund (formerly the Leader Short Term High Yield Bond Fund) – Investor Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2022		2021		2020	2019		2018
Net asset value, beginning of year	$9.10		$7.67		$8.94	$8.91		$8.98

From investment operations:
Net investment income (1)	0.44		0.17		0.31	0.22		0.24	(8)
Net realized and unrealized gain (loss) on investments	(0.83)		1.40		(1.32)	0.01	(7)	(0.06	) (8)
Total from investment operations	(0.39)		1.57		(1.01)	0.23		0.18

Paid-in-capital from redemption fees	—		—		—	0.00	(6)	—

Less distributions from:
Net investment income	(0.34)		(0.14)		(0.26)	(0.20)		(0.25)
Return of capital	—		—		—	—		—
Total distributions	(0.34)		(0.14)		(0.26)	(0.20)		(0.25)

Net asset value, end of year	$8.37		$9.10		$7.67	$8.94		$8.91

Total return (2)	(4.49	)% (5)	20.62	% (5)	(11.59)%	2.58	% (5)	1.99	% (5)

Net assets, end of year (000s)	$18,628		$21,616		$24,014	$43,489		$54,874

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.78%		2.45%		2.06%	1.81%		1.65%
Ratio of net expenses to average net assets including dividend and interest expense (3)	2.78%		2.45%		2.06%	1.79%		1.62%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (3)	2.78%		2.45%		2.06%	1.66%		1.54%
Ratio of net investment income to average net assets (3,4)	4.28%		1.96%		3.65%	2.48%		2.68	% (8)
Portfolio Turnover Rate	717.77%		1030.50%		1014.62%	496.37%		325.30%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Less than $0.01 per share.

(7)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Capital Short Term High Yield Bond Fund (formerly the Leader Short Term High Yield Bond Fund) – Institutional Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2022		2021	2020	2019		2018
Net asset value, beginning of year	$9.19		$7.74	$9.02	$8.98		$9.05

From investment operations:
Net investment income (1)	0.49		0.21	0.36	0.27		0.28	(7)
Net realized and unrealized gain (loss) on investments	(0.84)		1.41	(1.34)	0.01	(6)	(0.05	) (7)
Total from investment operations	(0.35)		1.62	(0.98)	0.28		0.23

Less distributions from:
Net investment income	(0.38)		(0.17)	(0.30)	(0.24)		(0.30)
Return of capital	—		—	—	—		—
Total distributions	(0.38)		(0.17)	(0.30)	(0.24)		(0.30)

Net asset value, end of year	$8.46		$9.19	$7.74	$9.02		$8.98

Total return (2)	(3.96	)% (5)	21.27%	(11.14)%	3.11	% (5)	2.54	% (5)

Net assets, end of year (000s)	$11,223		$12,980	$15,182	$45,994		$59,181

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.28%		1.95%	1.56%	1.30%		1.15%
Ratio of net expenses to average net assets including dividend and interest expense (3)	2.28%		1.95%	1.56%	1.29%		1.12%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (3)	2.28%		1.95%	1.56%	1.16%		1.04%
Ratio of net investment income to average net assets (3,4)	4.79%		2.49%	4.18%	3.04%		3.16	% (7)
Portfolio Turnover Rate	717.77%		1030.50%	1014.62%	496.37%		325.30%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Capital High Quality Income Fund (formerly the Leader High Quality Floating Rate Fund) - Investor Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2022	2021	2020	2019		2018
Net asset value, beginning of year	$10.57	$9.21	$10.07	$9.71		$9.60

From investment operations:
Net investment income (1)	0.26	0.10	0.30	0.23		0.28	(7)
Net realized and unrealized gain (loss) on investments	(0.01)	1.32	(0.88)	0.37		0.11	(2,7)
Total from investment operations	0.25	1.42	(0.58)	0.60		0.39

Less distributions from:
Net investment income	(0.21)	(0.06)	(0.25)	(0.24)		(0.28)
Return of capital	—	—	(0.03)	—		—
Total distributions	(0.21)	(0.06)	(0.28)	(0.24)		(0.28)

Net asset value, end of year	$10.61	$10.57	$9.21	$10.07		$9.71

Total return (3)	2.39%	15.53%	(5.85)%	6.33	% (6)	4.08	% (6)

Net assets, end of year (000s)	$11,073	$15,068	$4,527	$10,955		$8,091

Ratio of net expenses to average net assets including dividend and interest expense (4)	2.33%	3.13%	2.82%	2.42%		2.28%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	2.33%	3.13%	2.82%	2.42%		2.20%
Ratio of net investment income to average net assets (4,5)	2.37%	1.16%	3.04%	2.28%		2.93	% (7)
Portfolio Turnover Rate	855.36%	1198.55%	612.23%	397.79%		535.81%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and does not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated.The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Capital High Quality Income Fund (formerly the Leader High Quality Floating Rate Fund) - Institutional Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2022		2021		2020	2019		2018
Net asset value, beginning of year	$10.56		$9.17		$10.04	$9.67		$9.56

From investment operations:
Net investment income (1)	0.30		0.13		0.35	0.26		0.31	(7)
Net realized and unrealized gain (loss) on investments	(0.01)		1.35		(0.89)	0.39		0.12	(2,7)
Total from investment operations	0.29		1.48		(0.54)	0.65		0.43

Less distributions from:
Net investment income	(0.24)		(0.09)		(0.30)	(0.28)		(0.32)
Return of capital	—		—		(0.03)	—		—
Total distributions	(0.24)		(0.09)		(0.33)	(0.28)		(0.32)

Net asset value, end of year	$10.61		$10.56		$9.17	$10.04		$9.67

Total return (3)	2.78	% (6)	16.22	% (6)	(5.48)%	6.84	% (6)	4.56	% (6)

Net assets, end of year (000s)	$15,589		$20,784		$7,170	$14,162		$8,831

Ratio of net expenses to average net assets including dividend and interest expense (4)	1.94%		2.72%		2.32%	1.88%		1.78%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	1.94%		2.72%		2.32%	1.88%		1.70%
Ratio of net investment income to average net assets (4,5)	2.82%		1.51%		3.57%	2.62%		3.22	% (7)
Portfolio Turnover Rate	855.36%		1198.55%		612.23%	397.79%		535.81%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and does not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost as an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

PRIVACY NOTICE

LEADER FUNDS TRUST

March 2019

FACTS	WHAT DOES LEADER FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   account transactions and transaction history

●   investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Leader Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Leader Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1- (800) 711-9164

What we do:
How does Leader Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Leader Funds Trust collect my personal information?

We collect your personal information, for example, when you

●  open an account or deposit money

●  direct us to buy securities or direct us to sell your securities

●  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●  affiliates from using your information to market to you.

●  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Leader Funds Trust doesn’t jointly market.

Appendix A

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase Fund shares, the policies and procedures of the new service provider (either your new intermediary or the Funds’ transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your Fund shares. You should review any policy differences before changing intermediaries.

Class A shares front-end sales charge waivers available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI:

●	Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs.
●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
●	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
●	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (“D.A. Davidson”)

Front-end sales charge waivers on Class A shares available at D.A. Davidson

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
●	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson
●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
●	D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A shares available at D.A. Davidson

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

●	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

●	Breakpoints as described in this prospectus, if any

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following applies to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus, if any

Rights of Accumulation (“ROA”)

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any direct purchase money market funds and assets held in group retirement plans) of the Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation

●	The employer maintaining a SEP IRA plan or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Contingent Deferred Sales Charge (“CDSC”) Waivers

Systematic withdrawals with up to 10% per year of the account value

●	Return of excess contributions from an IRA

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

●	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

●	Shares exchanged in an Edward Jones fee-based program

●	Shares acquired through NAV reinstatement

●	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250

●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares, for retirement plans with at least $1 million, so long as the shareholder is eligible to purchase the Class A shares pursuant to the prospectus. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sale charge as disclosed in the prospectus

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

●	Shares acquired through a right of reinstatement

CDSC waivers on Class A shares available at Janney

●	Shares sold upon the death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

●	Shares purchased in connection with a return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

●	Shares acquired through a right of reinstatement

●	Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

JP Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

Class A shares are not currently available to the following programs:

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased through a Merrill Lynch affiliated investment advisory program.

●	Shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform.

Class A shares and the waiver described herein are available to the following accounts:

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

●	Directors or Trustees of the fund, and employees of the Funds’ investment adviser or any of its affiliates, as described in this prospectus.

●	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC waivers on Classes A shares available at Merrill Lynch

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

●	Shares sold to pay Merrill Lynch fees but only if Merrill Lynch initiates the transaction

●	Shares acquired through a right of reinstatement

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A shares only)

●	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

●	Breakpoints as described in this prospectus

●	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period (if applicable)

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Morgan Stanley Wealth Management clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load.

●	Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge.

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Northwestern Mutual Investment Services, LLC (“NMIS”)

Rights of accumulation on SIMPLE IRAs held at NMIS

For SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A share purchases in owner-only 401(k) plans held at NMIS.

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

●	Breakpoints as described in this prospectus, if any

●	Rights of accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”) Class A share front-end sales charge waiver

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Raymond James

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC waivers on Class A shares available at Raymond James

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

●	Shares sold to pay Raymond James fees but only if Raymond James initiates the transaction

●	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

●	Breakpoints as described in this prospectus, if any

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A shares available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

●	Breakpoints as described in this prospectus

●	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period

Leader Capital Short Term High Yield Bond Fund

Leader Capital High Quality Income Fund

Advisor	Leader Capital Corp. 315 W. Mill Plain Blvd., Suite 204 Vancouver, WA 98660
Distributor	Vigilant Distributors, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317
Legal Counsel	FinTech Law, LLC 6224 Turpin Hills Drive Cincinnati, Ohio 45244
Transfer Agent	Gryphon Fund Group, LLC 3900 Park East Drive Beachwood, OH 44122
Custodian	U.S. Bank National Association 425 Walnut Street Cincinnati, OH 45202
Independent Registered Public Accounting Firm	Sanville & Company 1514 Old York Road Abington, PA 19001

Additional information about the Funds is included in the Funds’ SAI dated May 17, 2023, which is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recent fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders (when available), or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-800-711-9164 or visit http://www.leadercapital.com. You may also write to:

Leader Capital Short Term High Yield Bond Fund

Leader Capital High Quality Income Fund

c/o Gryphon Fund Group, LLC

3900 Park East Drive

Beachwood, Ohio 44122

You may review and obtain copies of the Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E. Washington, D.C. 20549-0102.

Investment Company Act File Number: 811-23419